                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                              -------------------------

                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  December 22, 1998

                        Illinois Power Special Purpose Trust
                               (Issuer of Securities)

              Illinois Power Securitization Limited Liability Company
                              (Depositor of the Trust)
                       (Exact Name of Registrant as Specified
                          in its Certificate of Formation)


Delaware                              333-63537                 37-1376566
(State or Other                 (Commission File Number --   (IRS Employer
Jurisdiction of Incorporation   Registration No. under the   Identification No.)
of Organization)                Securities Act of 1933)



                    500 South 27th Street, Decatur, Illinois 62521
                (Address of Principal Executive Offices of Registrant)

                                    (217) 450-2435
                 (Registrant's Telephone Number, including area code)

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ITEM 5.   OTHER EVENTS.

          Registrant is filing certain exhibits identified below in connection with the public offering and sale by Illinois Power Special Purpose Trust (the "Note Issuer") of an aggregate principal amount of $864,000,000 of Transitional Funding Trust Notes, Series 1998-1 (the "Notes") under the Registration Statement on Form S-3, as amended (Registration No. 333-63537). The Securities and Exchange Commission declared the Registration Statement effective on December 9, 1998, and the Registrant filed a Prospectus Supplement dated December 10, 1998 to the Prospectus dated December 9, 1998 with respect to the Notes on December 11, 1998. The closing of this transaction occurred on December 22, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed with this Current Report on Form 8-K:

          1.1 Underwriting Agreement by and among Illinois Power Company, Illinois Power Securitization Limited Liability Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Underwriters named therein, dated December 10, 1998.

          4.3 Indenture between Illinois Power Special Purpose Trust, as Note Issuer, and Harris Trust and Savings Bank, as Indenture Trustee, dated as of December 1, 1998.

          10.1 Intangible Transition Property Sale Agreement between Illinois Power Securitization Limited Liability Company, as Grantee, and Illinois Power Special Purpose Trust, as Note Issuer, dated as of December 1, 1998.

          10.2 Agreement Relating to Grant of Intangible Transition Property between Illinois Power Company and Illinois Power Securitization Limited Liability Company, dated as of December 1, 1998.

          10.3 Intangible Transition Property Servicing Agreement between Illinois Power Securitization Limited Liability Company, as Grantee, and Illinois Power Company, as Servicer, dated as of December 1, 1998.

          10.5 Remediation Agreement between Illinois Power Company and Harris Trust and Savings Bank, as Indenture Trustee, dated as of December 1, 1998.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf and on behalf of the Note Issuer by the undersigned thereunto duly authorized.

                                   ILLINOIS POWER SECURITIZATION
                                   LIMITED LIABILITY COMPANY


                                   By:     /s/  ERIC B. WEEKES
                                      -------------------------------
                                   Name:  Eric B. Weekes
                                   Title: Manager

Dated:    January 13, 1999


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                                EXHIBIT INDEX


EXHIBIT NUMBER           EXHIBIT DESCRIPTION
--------------           -------------------
     1.1          Underwriting Agreement by and among Illinois Power Company, Illinois
                  Power Securitization Limited Liability Company and Merrill Lynch &
                  Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
                  Representative of the Underwriters named therein, dated December 10,
                  1998.

     4.3          Indenture between Illinois Power Special Purpose Trust, as Note
                  Issuer, and Harris Trust and Savings Bank, as Indenture Trustee, dated as of December 1, 1998.

     10.1         Intangible Transition Property Sale Agreement between Illinois Power
                  Securitization Limited Liability Company, as Grantee, and Illinois
                  Power Special Purpose Trust, as Note Issuer, dated as of December 1,
                  1998.

     10.2         Agreement Relating to Grant of Intangible Transition Property between
                  Illinois Power Company and Illinois Power Securitization Limited
                  Liability Company, dated as of December 1, 1998.

     10.3         Intangible Transition Property Servicing Agreement between Illinois
                  Power Securitization Limited Liability Company, as Grantee, and
                  Illinois Power Company, as Servicer, dated as of December 1, 1998.

     10.5         Remediation Agreement between Illinois Power Company and Harris Trust and Savings Bank, as Indenture Trustee, dated as of December 1, 1998.


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